Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Rosewind Corporation  (the "Company") on Form 10-K as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, James B. Wiegand, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 USC ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2004, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008

By:	/s/ James B. Wiegand
James B. Wiegand President Chief Financial Officer